THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (AS THE SAME MAY BE AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME PURSUANT TO THE TERMS THEREOF, THE “SUBORDINATION AGREEMENT”) DATED AS OF FEBRUARY 28, 2005, BY AND AMONG PAT IANTORNO, ERIC IANTORNO, JORDAN IANTORNO, JORDAN IANTORNO A/C/F MAX IANTORNO, MICHAEL WINTERS, GEORGE MONCADA AND MICHAEL TUBB (COLLECTIVELY, “SUBORDINATED CREDITOR”), ALLION HEALTHCARE, INC., MAIL ORDER MEDS OF TEXAS, INC., MOMS PHARMACY, INC. (A NEW YORK CORPORATION), MOMS PHARMACY, INC. (A CALIFORNIA CORPORATION), MOMS PHARMACY, LLC, MEDICINE MADE EASY, NORTH AMERICAN HOME HEALTH SUPPLY, INC., AND SPECIALTY PHARMACIES, INC. (COLLECTIVELY, “COMPANY”), AND GE HFS HOLDINGS, INC. (THE “SENIOR LENDER”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY BORROWER TO THE SENIOR LENDER PURSUANT TO THE SENIOR DEBT DOCUMENTS (AS DEFINED IN THE SUBORDINATION AGREEMENT), INCLUDING WITHOUT LIMITATION, PURSUANT TO THAT CERTAIN LOAN AND SECURITY AGREEMENT DATED APRIL 21, 1999, BY AND AMONG BORROWER AND SENIOR LENDER, AS SUCH LOAN AND SECURITY AGREEMENT MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, AND TO INDEBTEDNESS TO SENIOR LENDER REFINANCING THE INDEBTEDNESS UNDER THAT AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

GUARANTY

This CONTINUING GUARANTY (“Guaranty”) is given by Allion Healthcare, Inc., a Delaware corporation (“Guarantor”), to and for the benefit of Patrick Iantorno, Eric Iantorno, Jordan Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncado (“Holders”), in connection with the closing of the transactions contemplated by the Stock Purchase Agreement dated February 28, 2005, among MOMS Pharmacy, Inc. (the “Principal Obligor”) and Holders (the “Purchase Agreement”). This Guaranty is given for good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged. Each capitalized term used herein and not otherwise defined shall have the meaning given such term in the Purchase Agreement.

1.  Guaranty. In consideration of the foregoing, the Guarantor hereby absolutely, irrevocably and unconditionally guarantees the full and prompt performance of each and every obligation of the Principal Obligor under the Notes.

2.  Unconditional Guaranty. Guarantor’s liability hereunder is continuing, absolute and unconditional and shall not in any manner whatsoever be deemed to be affected or impaired by any waiver, forebearance, extension of time, amendment, or modification of any of the provisions of the Notes, except that Guarantor may assert any and all defenses, counterclaims, setoffs and reductions that the Principal Obligor could have asserted under the Purchase Agreement and Notes.

3.  No Exhaustion of Remedies. Holders may, upon notice to the Guarantor, enforce this Guaranty against the Guarantor and it shall not be necessary to enforce any undertaking of the Principal Obligor before proceeding under this Guaranty against the Guarantor. Demand, protest and presentment for payment are hereby waived.

4.  Bankruptcy. This Guaranty shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by any bankruptcy, insolvency, reorganization, liquidation, or other similar proceeding of the Principal Obligor.

5.  General Waivers. Guarantor hereby expressly waives (a) diligence, presentment, demand for payment, protest, or the benefit of any statute of limitations affecting Principal Obligor’s liability under the Loan Documents or the enforcement of this Guaranty; (b) discharge due to any disability of Principal Obligor; (c) the benefit of any act or omission by Holders which directly or indirectly results in or aids the discharge of Principal Obligor from any of the Obligations by operation of law or otherwise; (d) all notices whatsoever, including, without limitation, notice of acceptance of this Guaranty and the incurring of the Obligations; and (e) any requirement that Holders exhaust any right, power or remedy or proceed against Principal Obligor or any other security for, or any other guarantor of, or any other party liable for, any of the Obligations, or any portion thereof. Guarantor specifically agrees that it shall not be necessary or required, and Guarantor shall not be entitled to require, that Holders (i) file suit or proceed to assert or obtain a claim for personal judgment against Principal Obligor, for all or any part of the Obligations; (ii) make any effort at collection or enforcement of all or any part of the Obligations from the Principal Obligor; (iii) foreclose against or seek to realize upon the Collateral or any other security now or hereafter existing for all or any part of the Obligations; (iv) file suit or proceed to obtain or assert a claim for personal judgment against Guarantor or any other guarantor or other party liable for all or any part of the Obligations; (v) exercise or assert any other right or remedy to which Holders is or may be entitled in connection with the Obligations or any security or guaranty relating thereto to assert; or (vi) file any claim against assets of Principal Obligor before or as a condition of enforcing the liability of Guarantor under this Guaranty. Without limiting the generality of the foregoing, Guarantor expressly waives the benefit of California Civil Code Section 2815 permitting the revocation of this Guaranty as to future transactions and the benefit of California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2848, 2849, 2850, 2899 and 1432 with respect to certain suretyship defenses.

6.  Governing Law; Consent to Jurisdiction. This Guaranty shall be governed by, determined and construed in accordance with the laws of the State of California. Guarantor agrees that any action, proceeding or claim against it arising out of, or relating in any way to, this Guaranty may be brought and enforced in the courts of the State of California or of the United States of America located in the County of Los Angeles, State of California, and irrevocably submits to such jurisdiction for such purpose. The Guarantor hereby irrevocably waives any objection to such exclusive jurisdiction or inconvenient forum.

7.  Continuing Guaranty. The liability of the Guarantor continues until such time that there is complete and full performance of each and every obligation under the Notes. This Guaranty shall be binding upon the Guarantor, and its successors and assigns, and shall inure to the benefit of Holders, and their respective affiliates, legal or personal representatives, distributees, successors and assigns.

8.  Subordination. By accepting this Guaranty, Holders are hereby agreeing from time to time to execute and deliver upon Guarantor’s reasonable request subordination agreements in favor of Guarantor’s lenders, which subordination agreements shall provide in form and substance that Holders shall not receive any sums hereunder during an event of default under Guarantor’s financing documents with Lender.

9.  Entire Agreement; Modifications. This Guaranty constitutes the entire agreement and is the final expression between Holders and the Guarantor with respect to the subject matter hereof. The Guaranty cannot be amended or otherwise modified except in writing signed by Holders and the Guarantor.

Dated: February 28, 2005.

ALLION HEALTHCARE, INC.

By:  /s/ Michael Moran
                          Michael Moran
                          CEO and President